SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               September 8, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01  REGULATION FD DISCLOSURE

     On September 8, 2005, The Procter & Gamble Company (the "Company") issued a news release announcing that the Company has increased its ownership in Wella AG above 95% of Wella's outstanding shares and is initiating a process to acquire the remaining shares. A copy of the Company's news release is attached hereto as
Exhibit 99 and incorporated herein by reference. The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       September 8, 2005


                                    EXHIBITS

99.   News Release by The Procter & Gamble Company dated September 8, 2005.